Non-GAAP Measures
Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

ProAssurance: Quick Facts
  Market Cap: $1.8 Billion / Equity: $1.3 Billion
  Fifth largest writer of medical liability
  Writing business in 30 jurisdictions
  Approximately 39,000 policyholders
  33,000 physicians & dentists
  5,400 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million to our top line in 2009
 through M & A
  Diversifying our risk profile

Stock Price Performance
	Cumulative	CAGR
10 year	249%	10%
5 year	135%	6%
1 year	-5%	-5%
NYSE Closing Price at Each year-End
ProAssurance: Long-Term Success

Book Value Growth
	Cumulative	CAGR
10 year	185%	11%
5 year	90%	14%
1 year	3%	3%
ProAssurance: Long-Term Success

Growth:
We’ve Succeeded Consistently in
Hard AND Soft Markets
Growth:
We’ve Succeeded Consistently in
Hard AND Soft Markets

Growth Opportunities in 2009
  We have announced three transactions that
 diversify and add significant premium
  We are incrementally expanding our footprint
  Wyoming and South Carolina
  Taking advantage of improving conditions in
 selected markets within our footprint

New Transactions to Strengthen Us
  The PICA Group
  Leading insurer of podiatric physicians nationwide
  National market share: approximately 70%
  2007 Premiums: $99 million
  Profitable
  Well managed
  Low integration risk
  Joining PRA through a sponsored demutualization

  9,800 DPMs
  6,800 other providers
  93% Direct
  Largest States:
  CA, FL, NY, IL, TX
11%
7%
9%
7%
8%
PICA’s Business Profile
PICA’s Business Profile
Adding the PICA Group
  Expands our footprint nationwide
  Adds ~$99 mln premium and 16,600 insureds

New Transactions to Strengthen Us
  Georgia Lawyers Insurance Company
  A leading insurer of Georgia attorneys
  2007 Premiums: $5.5 million
  Solidifies our presence in the legal professional
 liability market

  GLIC: 2,700 lawyers
  Mostly small and
 mid-size firms
  Existing legal book is
 5,400 attorneys in 2,800
 law firms
  2007 Premium:
 $10.4 million
Adding Georgia Lawyers Insurance

  Greyhawk (Phoenix)
  AZ, CA, CO, NV,
 WA
  ProLawyer (Philadelphia)
  DE, DC, MD, NJ,
 PA, VA
Adding Dedicated Agents for Lawyers

New Transactions to Strengthen Us
  Acquisition of Mid-Continent General Agency
  Expands our presence in the growing market for
 ancillary healthcare professional liability
  $25 million of premium plus growth potential
  Also writing other specialty lines
  Miscellaneous professional liability
  General liability
  E & O
  We will derive commission income
 from policies we don’t write

Discipline:
We’ve Maintained It Consistently in
Hard AND Soft Markets
Discipline:
We’ve Maintained It Consistently in
Hard AND Soft Markets

  We have an unmatched
 spread of risk through
 geographical
 diversification
  We retain the benefits
 of our M & A
 transactions through
 long-term customer
 relationships
Claims / Underwriting Offices
Claims / Underwriting Offices
Operational Discipline: Strategy
  Local knowledge remains the key to profitable
 professional liability insurance

Operation Discipline: Claims
  We use our balance sheet strength and deep
 expertise to ensure our insureds have the option
 of an uncompromising defense of their claim
  We represent our insureds at trial more often than
 other company in our line
  Provides a long-term financial and marketing
 advantage
  A key differentiating factor in the market
 as claims data becomes public

Operational Discipline: Underwriting
  Charge an adequate premium for every risk
  Loss-trends drive rates
  Maintain conservative reserving practices
  Be prepared when the cycle turns

Hard Market
Strict Underwriting
NCRIC
Insureds
PIC Wisconsin
Insureds
Softening
Market
Operational Discipline: Actuarial

Successfully Balancing
Risk vs. Return
Successfully Balancing
Risk vs. Return

All $ amounts in billions
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  Emphasizing an
 appropriate balance
 of risk vs. return
  Committed to
 enduring balance
 sheet strength
  Responding to low
 interest rates

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt
The Low Interest Rate Environment
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

  Loss ratio required to generate
 a 13% after-tax ROE
  Assumes a 1 to 1 premium to
 surplus ratio for physicians
 professional liability claims-
 made coverages
The Low Interest Rate Environment

$3.5 Billion
$3.5 Billion
Portfolio
Portfolio
Fixed Income:
86%
Fixed Income:
86%
Short Term: 9%
Short Term: 9%
Equity and Other
Investments: 3%
Equity and Other
Investments: 3%
BOLI: 2%
BOLI: 2%
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9/30/2008
Balancing Risk vs. Return
  Our conservative investment
 philosophy balances
 risk and return
  We are building cash and short-
 term balances as we look to the
 future
  Low equity allocation helps
 mute the impact of the volatile
 equity markets

Asset
Backed:
28%
State/Muni:
44%
Corporate:
19%
BOLI: 2%
Govt/Agency:7%
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Fixed Income: $3.1 Billion
  Allows broad diversification
 across sectors
  Moderate duration (4.4 years)
 helps mute the volatility of the
 marketplace
  AA weighted average rating
  97.6% investment grade

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9/30/2008
Stockholder’s Equity
Stockholder’s Equity
96%
96%
Other
Debt
4%
Balancing Risk vs. Return
  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  Repurchased additional
 $22 million of debt in Q4

(in millions)
0.9:1
Premiums to
Surplus
1:1
0.7:1
0.3:1
  Prepared for an
 improving market
  Prudent capital
 management
0.9:1
Our Strong Capital/Low Leverage Position

Summary:
Successfully Executing a Proven,
Disciplined Strategy
Summary:
Successfully Executing a Proven,
Disciplined Strategy

ProAssurance
  Concentrating on shareholder value
  Growing Book Value per Share
  Focused on the long-term
  Maintaining leading market position
  Protecting the balance sheet
  Building strength for the next cycle turn
  Evaluating all M & A opportunities

ProAssurance
  Proven success throughout the cycles
  Disciplined pricing and underwriting
  Consistent reserving policy
  Proven claims strategy
  Balance sheet strength
  Significant share ownership throughout the
 company
  Demonstrated commitment to a long-term
 view of a complicated business

The Promise of Treat Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Appendix: Claims Data
Appendix: Claims Data

ProAssurance
Claims Tried
Claims Trends Remain Favorable
  Frequency trends are stable
 after declining since
 2005/2006
  The decline is now showing
 up in the courtroom
  Severity trends also stable

Favorable
Outcomes:
83%
Favorable
Outcomes:
83%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%
 ProAssurance Industry Data
Source: The PIAA
Five Year Average
2003 - 2007
Why Claims Strategy Matters

Average Statutory Loss Ratio
2003-2007
Industry
85.9%
Legal
Payments
Loss
Payments
PRA:
81.8%
2005
81.4%
ProAssurance Stand Alone
2005 - 2007
2006
76.0%
 *Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating
2007
64.3%
Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results

Appendix: Investments
Appendix: Investments

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Equities and Alternative Investments

$ in 000’s
Performance by Quarter Q1, 2005 - Q3, 2008
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Equities & Other Investments

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Portfolio: Municipals $1.4B
  Current investment policy
 requires investment grade
 rating prior to apply the
 effect of insurance

  Whole Loan LTV: 59%
  Alt-A LTV: 63%
  Further Details Provided
 on Sub-Prime and
 CMBS on slides 41 & 42
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At 9/30/08	Type	Quality
$8.7Mln	Mortgage-Backed	AA+ avg - LTV 73%
$6.1Mln	Home Equity	AA avg
At 09/30/08	Vintage
$7.2 Mln	2004 & Prior
$4.4 Mln	2005
$2.6 Mln	2006
$0.6 Mln	2007
Portfolio Overview: Sub-Prime
  $13.4 million market value in AFS portfolio
  $1.4 million market value in high-yield LP

At 9/30/08	Quality
$191 Mln	AAA
$2 Mln	AA
At 9/30/08	Wtd Avg LTV
85%	<70%
15%	<72%
At 9/30/08	Credit Support
80%	>20%
5%	15% - 20%
13%	10% - 15%
2%	Less than 10%
At 9/30/08	Deal Cumulative Delinquencies
45%	None
27%	0% - 0.5%
20%	0.5% - 1.0%
7%	1.0% - 2.0%
1%	2.0% - 2.2%
At 9/30/08	Debt Service Coverage
78%	>1.5x
22%	>1.3-1.5x
Portfolio Overview: CMBS
  $193 million in non-agency CMBS
  6% of fixed income portfolio

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  Further Details on
 Financials provided on
 slide 45
Portfolio: Corporate

Tax Notes are private
placements guaranteed by
banks & secured by Sec 42 tax
credits
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9/30/2008
  Further Details on
 Financials provided on
 slide 45
Portfolio: Corporate-Financials

BofA/ML $25	NRUC $6
Wells/Wach $19	Depfa ACS $5
Morgan Stanley $16	DeutscheBk $5
Citigroup $14	BONY $5
GECC $13	Unilever Cap $4
American Exp $11	Deere Cap $4
JP Morgan $9	FMCC $3
Goldman $8	Boeing Cap $3
Hypotheken Essn $8	Met Life $3
Credit Suisse $7	Blackrock $3
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Portfolio: Corporate-Financials
  Top 20 Largest Banks & Financials
 ($ 171 million)

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Portfolio: Treasury/GSE

  $524 million
  Average Rating:
 AAA
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Portfolio: FRE and FNM

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Portfolio Overview: Short Term

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Portfolio Overview: BOLI

Appendix: Industry History
Appendix: Industry History

Source: A. M. Best Aggregates and Averages 1976 - 2001
Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined
Will History Repeat Itself—Again?

Appendix: M & A History
Appendix: M & A History

  ProAssurance was
 formed by the
 combination of two
 successful companies
 with a history of M & A
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  Each company brought
 multiple transactions
 into ProAssurance at
 our founding in 2001
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to
 grow through M & A
  NCRIC in the mid-
 Atlantic
  PIC-Wisconsin in the
 upper Midwest
Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We carefully evaluate
 the medical and legal
 climate of each state
 before entering
  We are the market
 leaders in AL, DE, DC,
 OH, & WI
Denovo Growth Also Plays a Role
  We have added states as opportunities arose